Semiannual Report February 28, 2001

Oppenheimer

Capital Income Fund

[LOGO OF OPPENHEIMER FUNDS®]

REPORT HIGHLIGHTS

Fund Objectives

Oppenheimer Capital Income Fund’s primary objective is to seek as much current income as is compatible with prudent investment. The Fund has a secondary objective to conserve principal while providing an opportunity for capital appreciation.

CONTENTS

1	President’s Letter

3	An Interview
with Your Fund’s
Manager

25	Financial
Statements

35	Officers and Trustees

Cumulative Total Returns*

	For the Six-Month Period Ended 2/28/01

	Without Sales Chg.	With Sales Chg.

Class A	6.66%	0.53%

Class B	6.27	1.27

Class C	6.28	5.28

Average Annual Total Returns*

	For the 1-Year Period Ended 2/28/01

	Without Sales Chg.	With Sales Chg.

Class A	25.12%	17.93%

Class B	24.09	19.09

Class C	24.11	23.11

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

Dear Shareholder,

The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.

     In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.

     Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By midyear, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.

     The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.

     Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary

James C. Swain
Chairman
Oppenheimer
Capital Income Fund

Bridget A. Macaskill
President
Oppenheimer
Capital Income Fund

1 OPPENHEIMER CAPITAL INCOME FUND

PRESIDENT’S LETTER

policy of the past 18 months by reducing key short-term interest rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”

     Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.

     In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

     In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

/s/ James C. Swain	/s/ Bridget A. Macaskill
James C. Swain	Bridget A. Macaskill
March 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio Manager

Michael Levine

Q How did Oppenheimer Capital Income Fund perform over the six months that ended February 28, 2001?

A. The Fund’s Class A shares produced a 6.66% cumulative total return, without deducting sales charges, for this six-month period.1 More important, the Fund met its primary objective of generating income for shareholders while providing considerable capital appreciation. We attribute these strong results to a shift in investor preferences, which benefited many of the Fund’s equity holdings, and to declining interest rates, which increased the value of many of its fixed income holdings.

What prompted the change in investors’ preference among equities?

In the rapidly expanding economy of 1999 and early 2000, investors had focused on the perceived engines of growth in the “new economy,” namely technology and telecommunications stocks. Prices of these growth stocks shot up quickly (sometimes meteorically), although many technology companies had scant prospects of generating profits or earnings for the next few years.

     Then, beginning in early 2000, news of a slumping U.S. economy made the headlines with growing frequency. Investors realized that companies that were unable to deliver profits and earnings in a growing economy were even less able to do so in a flagging economy. In response, investors turned their attention to stocks that appeared more likely to hit their earnings targets.

1. See page 7 for further details.
3	OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/01[3]

Class A 1-Year	5-Year	10-Year

5.87%	11.12%	11.33%

Class B 1-Year	5-Year	Since Inception

6.45%	11.29%	11.35%

Class C 1-Year	5-Year	Since Inception

10.39%	11.55%	12.32%

How did this trend affect the Fund’s performance?

The beneficiaries of this change in investor priorities were primarily undervalued “old economy” basic industry stocks and financial services and energy stocks. Throughout the period, the portfolio had a relatively high exposure to these two top-performing sectors (as compared to the S&P 500 Index). Among our largest holdings were Dynegy, Inc. and Enron Corp., two diversified companies that did exceptionally well. Both firms are benefiting from the deregulation of the domestic energy and utility business. Another “old economy” stock that added significantly to total return was tobacco producer Philip Morris Cos., Inc.2

How did the slowing economy affect bonds?

The mounting evidence of a slowdown, combined with a moderate rate of inflation, was good news for the bond markets. Investors reasoned that, with inflation under control and the economy decelerating, the Fed would eventually lower interest rates to stimulate economic growth. In anticipation, bond prices rose and bond yields declined as 2000 progressed.

     As expected, the Fed did slash interest rates, and aggressively so, beginning in January. This move prompted a limited rally in high yield bonds. This group had lagged the government bond market in 2000, largely because many high yield issuers were out-of-favor telecommunications companies. Concerned about intense competition, significant capital requirements and dwindling access to capital, investors shunned their bonds, despite the attractive coupons they provided. So, while yields on high quality issues dropped last fall, yields on high yield bonds remained stubbornly high. However, the Fed’s easing in early 2001 and the partial re-opening of the high yield market eased the financial stress on bond issuers, so the spread between Treasuries and high yield securities has narrowed since the Fed cut interest rates in January.

2. Portfolio is subject to change.
3. See page 7 for further details.

4	OPPENHEIMER CAPITAL INCOME FUND

How did the bond portion of the portfolio perform?

While yields were declining last fall, our largest allocation was to zero coupon Treasury securities. This definitely added to the Fund’s total return. Unfortunately, these gains were diluted by poor results for our non-investment-grade holdings—which, as a group, suffered a difficult December. We believe that this sector had been oversold, and we added to our high yield positions in December and early January and were rewarded when the Fed’s interest rate cuts gave the sector a boost in early 2001.

Did you make any large scale changes to the portfolio during this time?

Not really. We maintained our strong value focus while selectively adding to existing positions and initiating new positions. We modestly increased our technology weighting in the portfolio.

Why own technology through convertible securities?

Convertibles are hybrid securities with a fixed income component and an equity component. As a result, they generate income while allowing us to participate in the appreciation in the underlying equity. Furthermore, we currently can buy many convertibles of some leading technology companies at 70–80 cents on the dollar. The securities generally mature within a few years, so their prices will move closer to 100 cents on the dollar as their maturity date draws closer. This feature reduces downside risk. Finally, these securities may be converted to the issuers’ common stocks in the future. If the companies make financial progress, their common stocks may appreciate, so the convertibles also offer the Fund upside potential.

What is your outlook for the Fund over the coming months?

We expect the Fed to continue easing credit, which would mean lower interest rates, at least at the short end of the Treasury curve. Therefore, we will most likely shorten the duration of our fixed income holdings over the next few months.

5 OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio Allocation4
[GRAPHIC]

Stocks	77.2%
Bonds	22.8

As for the equity portion, we expect investors to remain very sensitive to stock valuations and the reliability of corporate earnings, at least as long as U.S. economic data remain weak. This bodes well for value investing. To avoid overpaying for equities, we will have to be more selective and opportunistic. However, since value stocks are still relatively inexpensive, we are optimistic about the prospects for the Fund. We believe Oppenheimer Capital Income Fund will continue to provide attractive levels of income for investors while offering them capital appreciation potential—both of which make it part of The Right Way to Invest.

Top Five Common Stock Industries[5]

Banks	15.0%

Diversified Financial	6.2

Gas Utilities	6.1

Oil: Domestic	4.5

Insurance	4.3

Top Ten Common Stock Holdings[5]

Citigroup, Inc.	3.5%

Philip Morris Cos., Inc.	3.1

Bank of America Corp.	2.1

Dynegy, Inc.	1.9

J.P. Morgan Chase & Co.	1.8

Clear Channel Communications, Inc.	1.8

Kinder Morgan, Inc.	1.5

Enron Corp.	1.4

Summit Bancorp	1.4

Washington Mutual, Inc.	1.4

4. Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on net assets.
6	OPPENHEIMER CAPITAL INCOME FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A. The inception date of the Fund was 12/1/70. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund’s maximum sales charge for Class A shares was higher prior to 10/18/91, so actual performance may have been less.

Class B Class B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “life-of-class” return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 OPPENHEIMER CAPITAL INCOME FUND

Financials

8 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS February 28, 2001 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—66.1%

Basic Materials—1.9%

Chemicals—0.3%
Engelhard Corp.	387,500	$9,272,875

Paper—1.6%
International Paper Co.	462,500	17,417,750

Smurfit-Stone Container Corp.[1]	690,000	9,961,875

Sonoco Products Co.	584,000	12,976,480

Weyerhaeuser Co.	160,000	8,598,400

		48,954,505

Capital Goods—3.6%

Electrical Equipment—0.2%
CommScope, Inc.[1]	250,000	5,037,500

Industrial Services—0.5%
Republic Services, Inc.[1]	900,000	14,976,000

Manufacturing—2.9%
Cooper Industries, Inc.	125,000	5,375,000

Honeywell International, Inc.[2]	324,200	15,143,382

Mettler-Toledo International, Inc.[1]	125,000	5,672,500

Packaging Corp. of America[1]	680,000	9,860,000

Pall Corp.	665,000	15,208,550

Tyco International Ltd.	575,000	31,423,750

Veeco Instruments, Inc.[1]	90,000	3,391,875

		86,075,057

Communication Services—1.5%

Telecommunications: Long Distance—1.0%
McLeodUSA, Inc., Cl. A1	2,957	38,811

Sprint Corp. (Fon Group)	440,000	9,838,400

Verizon Communications, Inc.	400,000	19,800,000

		29,677,211

Telephone Utilities—0.5%
SBC Communications, Inc.	300,000	14,310,000

Consumer Cyclicals—2.9%

Autos & Housing—0.7%
Dana Corp.	100,000	1,693,000

Ford Motor Co.	500,000	13,905,000

Snap-On, Inc.	250,000	7,075,000

		22,673,000

Consumer Services—0.5%
H&R Block, Inc.	312,500	15,406,250

9 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Market Value
	Shares	See Note 1

Leisure & Entertainment—0.1%
Host Marriott Corp.	250,000	$3,155,000

Media—0.3%
Deluxe Corp.	312,500	7,609,375

Retail: General—0.5%
Family Dollar Stores, Inc.	537,500	14,114,750

Retail: Specialty—0.8%
AutoNation, Inc.[1]	457,500	3,797,250

Circuit City Stores-Circuit City Group	212,500	3,223,625

CSK Auto Corp.[1,3]	1,750,000	10,552,500

Sherwin-Williams Co.	225,000	5,647,500

		23,220,875

Consumer Staples—7.3%

Broadcasting—2.4%
Charter Communications, Inc., Cl. A1,2	700,000	14,962,500

Clear Channel Communications, Inc.[1]	927,500	53,006,625

Fox Entertainment Group, Inc., A Shares[1]	130,000	3,107,000

		71,076,125

Entertainment—0.5%
Viacom, Inc., Cl. B1	325,000	16,152,500

Food & Drug Retailers—0.8%
Kroger Co.[1]	400,000	9,696,000

SUPERVALU, Inc.	975,000	13,679,250

		23,375,250

Tobacco—3.6%
Philip Morris Cos., Inc.	1,925,000	92,746,500

R.J. Reynolds Tobacco Holdings, Inc.	175,000	9,887,500

UST, Inc.	200,000	5,768,000

		108,402,000

Energy—5.7%

Energy Services—1.2%
Coflexip SA, Sponsored ADR	87,500	6,289,062

ENSCO International, Inc.	100,000	3,811,000

Global Marine, Inc.[1]	205,000	5,885,550

Marine Drilling Cos., Inc.	135,000	3,935,250

Santa Fe International Corp.	300,000	11,235,000

Tidewater, Inc.	130,000	6,331,000

		37,486,862

Oil: Domestic—4.5%
Conoco, Inc., Cl. A	850,000	24,012,500

EOG Resources, Inc.	150,000	6,540,000

10 OPPENHEIMER CAPITAL INCOME FUND

		Market Value
	Shares	See Note 1

Oil: Domestic Continued
Kerr-McGee Corp.	112,500	$7,272,000

Occidental Petroleum Corp.	950,000	22,790,500

Texaco, Inc.	150,000	9,615,000

Unocal Corp.	500,000	17,630,000

USX-Marathon Group	1,082,500	29,898,650

Valero Energy Corp.[2]	500,000	18,325,000

		136,083,650

Financial—30.5%

Banks—15.0%
AmSouth Bancorp	425,000	7,403,500

Bank of America Corp.	1,295,000	64,685,250

Bank of New York Co., Inc. (The)[2]	655,000	33,915,900

Bank One Corp.[2]	895,000	31,566,650

Bank United Corp.[1]	25,000	8,594

Charter One Financial, Inc.	1,157,500	33,058,200

Compass Bancshares, Inc.	90,000	1,918,125

First Union Corp.[2]	1,200,000	38,844,000

FleetBoston Financial Corp.	885,000	36,506,250

J.P. Morgan Chase & Co.	1,137,500	53,075,750

KeyCorp	280,000	7,280,000

Mellon Financial Corp.	725,000	33,574,750

National City Corp.	290,000	7,888,000

PNC Financial Services Group	287,500	19,981,250

Summit Bancorp	1,012,500	42,525,000

U.S. Bancorp	1,223,888	28,394,202

Union Planters Corp.	329,324	12,534,071

		453,159,492

Diversified Financial—6.2%
Anthracite Capital, Inc.	575,000	5,405,000

C.I.T. Group, Inc., Cl. A	1,100,000	25,410,000

Capital One Financial Corp.	75,000	4,143,750

Citigroup, Inc.	2,150,000	105,737,000

Household International, Inc.	600,000	34,752,000

John Hancock Financial Services, Inc.	362,500	12,470,000

		187,917,750

Insurance—4.3%
ACE Ltd.	50,000	1,830,000

Aetna, Inc.[1]	320,000	11,913,600

Allstate Corp.	225,000	8,968,500

11 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Market Value
	Shares	See Note 1

Insurance Continued
American General Corp.	500,000	$38,120,000

Enhance Financial Services Group, Inc.	775,000	10,423,750

Everest Re Group Ltd.	400,000	25,300,000

Protective Life Corp.	296,268	8,917,667

St. Paul Cos., Inc.	275,000	12,729,750

XL Capital Ltd., Cl. A	167,500	12,731,675

		130,934,942

Real Estate Investment Trusts—2.8%
Archstone Communities Trust	650,000	15,931,500

Avalonbay Communities, Inc.	300,000	14,247,000

Developers Diversified Realty Corp.	300,000	4,095,000

Equity Office Properties Trust	1,000,000	28,820,000

Equity Residential Properties Trust	385,000	20,058,500

Reckson Associates Realty Corp.	25,000	582,500

		83,734,500

Savings & Loans—2.2%
Dime Bancorp, Inc.	200,000	5,980,000

Greenpoint Financial Corp.	460,000	15,870,000

Greenpoint Financial Corp.[4]	50,000	1,638,750

Washington Mutual, Inc.	817,500	41,994,975

		65,483,725

Healthcare—1.9%

Healthcare/Drugs—1.9%
Abbott Laboratories[2]	62,500	3,061,875

American Home Products Corp.	400,000	24,708,000

Bristol-Myers Squibb Co.	150,000	9,511,500

Johnson & Johnson	100,000	9,733,000

Pharmacia Corp.	100,000	5,170,000

Schering-Plough Corp.	50,000	2,012,500

Watson Pharmaceuticals, Inc.[1]	55,000	3,052,500

		57,249,375

Technology—1.7%

Computer Services—0.2%
First Data Corp.[2]	100,000	6,176,000

Computer Software—0.7%
Microsoft Corp.[1]	300,000	17,700,000

Unigraphics Solutions, Inc.[1]	199,500	4,588,500

		22,288,500

12 OPPENHEIMER CAPITAL INCOME FUND

		Market Value
	Shares	See Note 1

Electronics—0.7%
Amkor Technology, Inc.[1]	200,000	$3,262,500

DuPont Photomasks, Inc.[1]	100,000	6,593,750

Micron Technology, Inc.[2]	65,000	2,224,300

National Semiconductor Corp.[1]	105,000	2,144,100

Waters Corp.[1,2]	125,000	8,232,500

		22,457,150

Photography—0.1%
Eastman Kodak Co.	50,000	2,250,000

Utilities—9.1%

Electric Utilities—3.0%
Constellation Energy Group, Inc.	650,000	27,755,000

Exelon Corp.	450,000	29,416,500

PG&E Corp.	525,000	7,329,000

TXU Corp.	650,000	26,806,000

		91,306,500

Gas Utilities—6.1%
Dynegy, Inc.[2]	1,225,000	57,575,000

El Paso Corp.	125,000	8,787,500

Enron Corp.[2]	625,000	42,812,500

Kinder Morgan, Inc.[2]	825,000	45,705,000

Sempra Energy	225,000	5,028,750

Williams Cos., Inc. (The)	575,000	23,977,500

		183,886,250

Total Common Stocks (Cost $1,349,073,460)		1,993,902,969

Preferred Stocks—11.0%
ACE Ltd., 8.25% Cv. Preferred Redeemable Increased Dividend
Equity Securities, Non-Vtg.	175,000	13,258,000

Adelphia Communications Corp., 5.50% Cv., Series D, Non-Vtg.	325,000	39,893,750

Alliant Energy Resources, Inc., 7.25% Cv.[5]	200,000	10,575,000

Budget Group, Inc.:
6.25% Cum. Cv. Term Income Deferrable Equity Securities, Non-Vtg.[5]	30,000	127,500
6.25% Cv. Term Income Deferrable Equity Securities, Non-Vtg.	120,000	510,000

California Federal Preferred Capital Corp., 9.125% Non-Cum.
Exchangeable, Series A, Non-Vtg.	100,000	2,498,000

Calpine Capital Trust III, 5% Cum. Cv. Remarketable Term Income
Deferrable Equity Securities, Non-Vtg.	57,500	3,579,375

CMS Energy Trust III, 7.25% Cv. Premium Equity Participating Security Units	200,000	5,520,000

Coastal Corp., 6.625% Cv. Preferred Redeemable Increased Dividend
Equity Securities	725,000	34,763,750

DECS Trust IV, 7% Cv. Debt Exchangeable for Common Stock of
Maxtor Corp., Non-Vtg.	235,000	1,758,828

13 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Market Value
	Shares	See Note 1

Preferred Stocks Continued
Dollar General Corp., 8.50% Cv. Structured Yield Product
Exchangeable for Stock	230,000	$7,900,500

Emmis Communications Corp., 6.25% Cum. Cv., A Shares, Non-Vtg.	250,000	10,378,906

Enron Corp., 7% Cv. Exchangeable	183,050	7,047,425

Fresenius Medical Care Capital Trust III, 9% Trust Preferred Nts., 12/1/06[4]	5,985,000	6,029,887

Georgia-Pacific Corp., 7.50% Cv. Premium Equity Participating Security,
Units (each unit consists of $1,000 principal amount of 7.15% sr.
deferrable nts., 8/16/04 and a purchase contract to purchase shares
of Georgia Pacific Group common shares)[6]	125,000	4,341,250

Global Crossing Ltd., 6.75% Cv., Non-Vtg.	25,000	4,231,250

Hanover Compressor Co., 7.25% Cv. Term Income Deferrable
Equity Securities[5]	15,000	1,659,375

Hercules Trust II, Units (each unit consists of one preferred security of the Trust and one warrant to purchase 23.4192 shares of Hercules, Inc.
common stock)[6]	2,000	1,140,000

Intermedia Communications, Inc.:
7% Cum. Cv., Non-Vtg.[5]	40,000	935,000
7% Cv.[5]	32,500	601,250
7% Cv. Jr., Series F, Non-Vtg.	77,500	1,433,750
7% Cv., Series E, Non-Vtg.	127,500	2,486,250

Depositary Shares Representing one one-hundredth 7% Cum. Cv. Jr.,
Series D, Non-Vtg.	35,000	818,125

KB Home, 8.25% Cv. Preferred Redeemable Increased Dividend
Equity Securities	1,700,000	14,365,000

McKesson Financial Trust, 5% Cv., Non-Vtg.	82,500	3,722,813

McLeodUSA, Inc., 6.75% Cv., Series A	11,000	4,323,000

MediaOne Group, Inc., 7% Cv. Premium Income Exchangeable Securities
(exchangeable for Airtouch plc common stock)	150,000	4,515,000

National Australia Bank Ltd., ExCaps (each ExCap consists of
$25 principal amount of 7.875% Perpetual Capital Security
and a purchase contract entitling the holder to exchange
ExCaps for ordinary shares of the Bank)[6]	500,000	14,290,000

Nisource, Inc., 7.75% Premium Income Equity Securities, Non-Vtg.	200,000	10,200,000

Pharmacia Corp., 6.50% Cv. Adjustable Conversion-rate Equity Security	228,800	10,332,608

Qwest Trends Trust, 5.75% Cv5	175,000	10,806,250

Reliant Energy, Inc., 2% Zero-Premium Exchangeable Sub. Nts.	100,000	6,768,800

Six Flags, Inc., 7.25% Cum. Cv. Preferred Income Equity Redeemable Stock[1]	715,000	22,343,750

Sovereign Capital Trust II, 7.50% Cv. Preferred Income Equity Redeemable
Stock, Units (each unit consists of one preferred plus one warrant to
purchase 5.3355 shares of Sovereign Bancorp common stock)[6]	425,000	22,100,000

Tribune Co., 2% Unsec. Participation Hybrid Option Note Exchangeable
Securities (exchangeable for shares of America Online, Inc.)	147,500	15,155,625

TXU Corp., 9.25% Cv. Preferred Redeemable Increased Dividend Equity
Securities, Non-Vtg.	150,000	7,018,500

Union Pacific Capital Trust, 6.25% Cum. Cv. Term Income Deferrable
Equity Securities, Non-Vtg.	135,000	6,682,500

14 OPPENHEIMER CAPITAL INCOME FUND

		Market Value
	Shares	See Note 1

Preferred Stocks Continued
United Rental Trust I, 6.50% Cv. Quarterly Income Preferred Securities	350,000	$9,100,000

Valero Energy Corp., 7.75% Cv. Premium Equity Participating Security	312,500	9,325,000

Total Preferred Stocks (Cost $329,593,760)		332,536,017
	Principal
	Amount

U.S. Government Obligations—8.6%
U.S. Treasury Bonds, STRIPS:
6.58%, 2/15/15[7]	$270,000,000	126,069,210
7.20%, 8/15/08[7]	93,000,000	64,570,365
6.45%, 8/15/22[7]	130,000,000	38,995,450

U.S. Treasury Nts., 6.625%, 5/31/02	30,000,000	30,754,560

Total U.S. Government Obligations (Cost $227,617,413)		260,389,585

Foreign Government Obligations—1.0%
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09[5]	8,100,000	8,282,250

New South Wales State Bank Bonds, 9.25%, 2/18/03[AUD]	1,900,000	1,065,191

Queensland Treasury Corp. Global Exchangeable Gtd. Nts., 8%, 8/14/01[AUD]	33,650,000	17,867,504

South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10[ZAR]	14,800,000	2,062,454

Total Foreign Government Obligations (Cost $37,455,035)		29,277,399

Loan Participations—0.4%
Shoshone Partners Loan Trust Sr. Nts., 7.318%, 4/28/02 (representing a basket of reference loans and a total return swap between Chase
Manhattan Bank and the Trust)[4,8] (Cost $16,907,401)	16,800,000	12,479,210

Non-Convertible Corporate Bonds and Notes—6.0%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06	4,000,000	3,985,000

Allied Waste North America, Inc., 7.875% Sr. Unsec. Nts., Series B, 1/1/09	4,995,000	4,832,662

Amtran, Inc., 9.625% Nts., 12/15/05[4]	3,000,000	2,505,000

Auburn Hills Trust, 12% Gtd. Exchangeable Certificates, 5/1/20[8]	5,000,000	6,768,185

Bank Plus Corp., 12% Sr. Nts., 7/18/07	2,500,000	2,237,500

Canandaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06[4]	1,250,000	1,300,000

Charter Communications Holdings LLC/Charter Communications
Holdings Capital Corp., 8.625% Sr. Unsec. Nts., 4/1/09	8,000,000	7,780,000

Chesapeake Energy Corp., 9.125% Sr. Unsec. Nts., 4/15/06	2,400,000	2,502,000

Comcast Corp., 10.25% Sr. Sub. Debs., 10/15/01	6,000,000	6,149,148

Cott Corp., 9.375% Sr. Nts., 7/1/05	6,350,000	6,492,875

CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	3,000,000	2,837,799

EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09	4,000,000	4,060,000

Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09	9,000,000	8,640,000

Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09[4]	1,750,000	1,356,250

Fairchild Semiconductor International, Inc., 10.375% Sr. Unsec. Nts., 10/1/07	2,500,000	2,506,250

15 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal	Market Value
	Amount	See Note 1

Non-Convertible Corporate Bonds and Notes Continued
Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., Series B, 6/15/06	$5,000,000	$4,950,000

Fleming Cos., Inc., 10.625% Sr. Nts., 12/15/01	3,000,000	3,045,000

Gulf Canada Resources Ltd., 8.375% Sr. Nts., 11/15/05[4]	2,500,000	2,656,250

HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08	10,000,000	10,075,000

Hollinger International Publishing, Inc.:
8.625% Sr. Unsec. Nts., 3/15/05[4]	4,210,000	4,294,200
9.25% Sr. Unsec. Sub. Nts., 2/1/06	4,200,000	4,284,000

ICN Pharmaceuticals, Inc., 9.75% Sr. Nts., 11/15/08[5]	2,000,000	2,020,000

Imax Corp., 7.875% Sr. Nts., 12/1/05	5,000,000	3,175,000

Intrawest Corp., 9.75% Sr. Nts., 8/15/08	2,000,000	2,055,000

Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09	6,000,000	5,730,000

Level 3 Communications, Inc., 9.125% Sr. Unsec. Nts., 5/1/08	2,500,000	2,087,500

McLeodUSA, Inc., 8.125% Sr. Unsec. Nts., 2/15/09	10,000,000	9,000,000

Metromedia Fiber Network, Inc.:
10% Sr. Nts., 12/15/09	4,000,000	3,765,000
10% Sr. Nts., 12/15/09[EUR]	2,000,000	1,765,632

Nextel Communications, Inc., 9.375% Sr. Unsec. Nts., 11/15/09	3,000,000	2,820,000

Nortek, Inc., 9.125% Sr. Unsec. Nts., Series B, 9/1/07	7,500,000	7,321,875

NTL Communications Corp., 11.50% Sr. Unsec. Nts., Series B, 10/1/08	7,650,000	7,516,125

P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08	4,000,000	4,200,000

PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05	1,700,000	357,000

RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06	4,000,000	4,838,200

RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10	20,000,000	11,000,000

Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07	1,000,000	1,050,000
10.875% Sr. Sub. Nts., 4/1/08	1,000,000	997,500

Station Casinos, Inc., 10.125% Sr. Sub. Nts., 3/15/06	8,000,000	8,306,418

Tenet Healthcare Corp.:
7.625% Sr. Unsec. Nts., Series B, 6/1/08	2,150,000	2,166,125
8.625% Sr. Sub. Nts., 1/15/07	2,000,000	2,067,500

Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09	1,000,000	385,000

Tribasa Toll Road Trust I, Asset-Backed Securities, Series 1993-A,
10.50%, 12/1/11[4]	1,791,075	994,047

VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09	96,720	108,326

World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09	1,000,000	991,667

XO Communications, Inc., 10.75% Sr. Unsec. Nts., 6/1/09	5,000,000	4,375,000

Total Non-Convertible Corporate Bonds and Notes (Cost $183,216,983)		182,350,034

Convertible Corporate Bonds and Notes—5.9%
American Tower Corp.:
5% Cv. Nts., 2/15/10[5]	7,000,000	6,186,250
5% Cv. Nts., 2/15/10	3,000,000	2,651,250

Amkor Technologies, Inc.:
5% Cv. Sub. Nts., 3/15/07[5]	23,000,000	16,876,250

16 OPPENHEIMER CAPITAL INCOME FUND

	Principal	Market Value
	Amount	See Note 1

Convertible Corporate Bonds and Notes Continued
5% Cv. Unsec. Sub Nts., 3/15/07	$4,500,000	$3,301,875

Cypress Semiconductor Corp., 4% Cv. Unsec. Nts., 2/1/05	10,000,000	8,125,000

Inco Ltd.:
5.75% Cv. Debs., 7/1/04	8,000,000	7,760,000
7.75% Cv. Debs., 3/15/16	5,000,000	4,875,000

Level 3 Communications, Inc., 6% Cv. Unsec. Sub. Nts., 3/15/10	27,500,000	13,337,500

Liberty Media Corp., 3.50% Cv. Nts., 1/15/31[5]	11,500,000	9,142,500

Loews Corp., 3.125% Cv. Sub. Nts., 9/15/07	15,000,000	13,706,250

LSI Logic Corp., 4% Cv. Unsec. Sub. Nts., 2/15/05	15,000,000	12,018,750

Mutual Risk Management Ltd., Zero Coupon Exchangeable Sub. Debs.,
5.25%, 10/30/15[5,7]	19,500,000	8,336,250

Network Associates, Inc., Zero Coupon Cv. Unsec. Sub. Debs.,
3.94%, 2/13/18[7]	25,000,000	8,843,750

Nextel Communications, Inc.:
5.25% Cv. Sr. Nts., 1/15/10[5]	12,500,000	9,375,000
5.25% Cv. Sr. Nts., 1/15/10	5,000,000	3,750,000

Photronics, Inc., 6% Cv. Sub. Nts., 6/1/04	15,000,000	18,056,250

RF Micro Devices, Inc.:
3.75% Cv. Nts., 8/15/05	10,000,000	6,062,500
3.75% Cv. Unsec. Nts., 8/15/05[5]	5,000,000	3,031,250

Rite Aid Corp., 5.25% Cv. Sub. Nts., 9/15/02	17,600,000	13,266,000

Royal Caribbean Cruises Ltd., Zero Coupon Cv. Unsec. Liquid Yield
Option Nts., 4.87%, 2/2/21[7]	11,805,000	4,928,588

Sunrise Assisted Living, Inc., 5.50% Cv. Nts., 6/15/02	3,250,000	3,103,750

Valhi, Inc., Zero Coupon Cv. Sr. Sec. Liquid Yield Option Nts.,
7.23%, 10/20/07[7]	1,500,000	939,375

Total Convertible Corporate Bonds and Notes (Cost $187,157,126)		177,673,338

Structured Instruments—0.8%
Bank of America NA, Lucent Market Indexed Deposits, 6%, 2/9/02	5,000,000	1,411,000

Credit Suisse First Boston Corp. (New York Branch), Carnival Corp. Equity
Linked Nts., 7%, 7/17/02[4]	10,701,636	14,607,733

Merrill Lynch & Co., Inc., Medium-Term Stock Linked Nts., Series B,
7%, 7/8/02 (linked to the performance of The Gap, Inc. common stock)	7,500,000	7,021,875

Total Structured Instruments (Cost $23,919,832)		23,040,608

Total Investments, at Value (Cost $2,354,941,010)	99.8%	3,011,649,160

Other Assets Net of Liabilities	0.2	5,693,064

Net Assets	100.0%	$3,017,342,224

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
EUR	Euro
ZAR	South African Rand

17 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

1.	Non-income-producing security.
2.	A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:
	Contracts	Expiration	Exercise	Premium	Market Value
	Subject to Call	Date	Price	Received	See Note 1

Abbott Laboratories	250	4/23/01	$55	$18,248	$16,250
Bank One Corp.	125	4/23/01	40	6,125	5,000
Bank of New York Co., Inc. (The)	100	3/19/01	50	38,699	27,500
Bank of New York Co., Inc. (The)	350	3/19/01	55	49,199	14,000
Dynegy, Inc.	375	3/19/01	60	57,248	7,500
Enron Corp.	625	4/23/01	100	111,149	—
First Data Corp.	500	3/19/01	60	157,995	140,000
First Data Corp.	500	3/19/01	65	62,298	20,000
First Union Corp.	250	3/19/01	35	23,250	3,750
First Union Corp.	500	4/23/01	30	163,495	155,000
Honeywell International, Inc.	415	3/16/01	55	20,075	—
Micron Technology, Inc.	650	3/19/01	50	124,796	9,750
Valero Energy Corp.	400	3/19/01	40	35,724	8,000
Waters Corp.	850	3/19/01	65	796,923	331,500
Waters Corp.	400	3/19/01	75	76,797	40,000

				1,742,021	778,250

	Contracts
	Subject to Put

Charter Communications, Inc.	625	4/23/01	20	97,341	85,938
Cisco Systems, Inc.	350	3/19/01	30	60,196	231,877
Comcast Corp.	250	3/19/01	40	11,750	4,687
EMC Corp.	250	4/23/01	45	84,247	225,000
Fannie Mae	1,000	3/19/01	70	246,992	35,000
JDS Uniphase Corp.	300	4/23/01	40	276,591	435,000
JDS Uniphase Corp.	325	6/18/01	40	435,736	499,688
JDS Uniphase Corp.	500	6/18/01	45	795,355	975,000
Kinder Morgan, Inc.	125	4/23/01	55	27,749	28,125
Merrill Lynch & Co., Inc.	100	4/23/01	50	13,700	15,000
Micron Technology, Inc.	250	4/23/01	30	42,999	63,750
Morgan Stanley Dean Witter & Co.	500	3/19/01	60	93,497	102,500

				2,186,153	2,701,562

				$3,928,174	$3,479,812

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2001.The aggregate fair value of securities of affiliated companies held by the Fund as of February 28, 2001, amounts to $10,552,500.Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	August 31, 2000	Additions	Reductions	February 28, 2001

CSK Auto Corp.	1,500,000	250,000	—	1,750,000

4.	Identifies issues considered to be illiquid or restricted—See Note 7 of Notes to Financial Statements.
5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $87,954,125 or 2.92% of the Fund’s net assets as of February 28, 2001.
6.	Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
7.	Zero coupon bond reflects the effective yield on the date of purchase.
8.	Represents the current interest rate for a variable or increasing rate security.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

February 28, 2001

Assets
Investments, at value—see accompanying statement:
Unaffiliated companies (cost $2,321,002,339)	$3,001,096,660
Affiliated companies (cost $33,938,671)	10,552,500

3,011,649,160

Cash used for collateral on written puts	4,811,575

Receivables and other assets:
Interest and dividends	13,362,420
Investments sold	12,569,488
Shares of beneficial interest sold	2,619,148
Other	290,510

Total assets	3,045,302,301

Liabilities
Bank overdraft	1,478,319

Options written, at value (premiums received $3,928,174)—see accompanying statement	3,479,812

Payables and other liabilities:
Investments purchased	19,905,252
Shares of beneficial interest redeemed	1,300,695
Distribution and service plan fees	1,154,070
Transfer and shareholder servicing agent fees	100,702
Trustees’ compensation	48,985
Other	492,242

Total liabilities	27,960,077

Net Assets	$3,017,342,224

Composition of Net Assets
Paid-in capital	$2,294,588,150

Undistributed net investment income	16,471,295

Accumulated net realized gain on investments and foreign currency transactions	49,126,926

Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies	657,155,853

Net Assets	$3,017,342,224

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,460,044,307 and 190,131,546 shares of beneficial interest outstanding)	$12.94
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)	$13.73

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $476,526,058
and 37,159,315 shares of beneficial interest outstanding)	$12.82

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $80,771,859
and 6,301,903 shares of beneficial interest outstanding)	$12.82

See accompanying Notes to Financial Statements.

19 OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended February 28, 2001

Investment Income
Dividends (net of foreign withholding taxes of $3,510)	$35,159,074

Interest	24,253,859

Total income	59,412,933

Expenses
Management fees	7,548,602

Distribution and service plan fees:
Class A	2,724,581
Class B	2,270,264
Class C	368,785

Transfer and shareholder servicing agent fees	716,713

Shareholder reports	435,454

Custodian fees and expenses	107,545

Trustees’ compensation	80,606

Other	319,179

Total expenses	14,571,729
Less expenses paid indirectly	(27,362)

Net expenses	14,544,367

Net Investment Income	44,868,566

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)	59,873,715
Closing and expiration of option contracts written	1,372,484
Foreign currency transactions	(26,653)

Net realized gain	61,219,546

Net change in unrealized appreciation (depreciation) on:
Investments	83,013,169
Translation of assets and liabilities denominated in foreign currencies	(2,856,475)

Net change	80,156,694

Net realized and unrealized gain	141,376,240

Net Increase in Net Assets Resulting from Operations	$186,244,806

See accompanying Notes to Financial Statements.

20 OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	Feb. 28, 2001	Aug. 31,
	(Unaudited)	2000

Operations
Net investment income	$44,868,566	$113,528,852

Net realized gain (loss)	61,219,546	173,626,281

Net change in unrealized appreciation (depreciation)	80,156,694	(130,279,295)

Net increase in net assets resulting from operations	186,244,806	156,875,838

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(43,907,696)	(98,446,434)
Class B	(6,688,691)	(17,009,478)
Class C	(1,087,048)	(2,657,808)

Distributions from net realized gain:
Class A	(92,805,320)	(220,897,327)
Class B	(17,996,276)	(51,201,679)
Class C	(2,930,779)	(8,187,175)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	47,691,719	(348,332,169)
Class B	938,353	(198,760,762)
Class C	6,871,140	(37,298,949)

Net Assets
Total increase (decrease)	76,330,208	(825,915,943)

Beginning of period	2,941,012,016	3,766,927,959

End of period (including undistributed net investment
income of $16,471,295 and $23,286,164, respectively)	$3,017,342,224	$2,941,012,016

See accompanying Notes to Financial Statements.

21 OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

Six Months						Year	Year
Ended						Ended	Ended
Feb. 28, 2001						Aug. 31,	June 30,
Class A	(Unaudited)	2000	1999	1998	1997	1996[1]	1996

Per Share Operating Data
Net asset value, beginning of period	$12.88	$13.63	$13.75	$14.12	$11.36	$11.39	$10.25

Income (loss) from investment operations:
Net investment income	.21	.49	.51	.50	.47	.09	.50
Net realized and unrealized gain (loss)	.60	.32	1.03	.41	3.17	(.12)	1.36

Total income (loss) from
investment operations	.81	.81	1.54	.91	3.64	(.03)	1.86

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.49)	(.49)	(.49)	(.48)	—	(.48)
Distributions from net realized gain	(.51)	(1.07)	(1.17)	(.79)	(.40)	—	(.24)

Total dividends and/or distributions
to shareholders	(.75)	(1.56)	(1.66)	(1.28)	(.88)	—	(.72)

Net asset value, end of period	$12.94	$12.88	$13.63	$13.75	$14.12	$11.36	$11.39

Total Return, at Net Asset Value[2]	6.66%	7.24%	11.03%	6.17%	33.39%	(0.26)%	18.61%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$2,460	$2,395	$2,927	$2,889	$2,722	$2,110	$2,141

Average net assets (in millions)	$2,367	$2,503	$3,156	$3,072	$2,446	$2,109	$2,054

Ratios to average net assets:[3]
Net investment income	3.26%	3.78%	3.51%	3.47%	3.97%	3.28%	4.51%
Expenses	0.87%	0.93%	0.89%	0.87%[4]	0.88%[4]	0.94%[4]	0.89%[4]

Portfolio turnover rate	19%	37%	40%	18%	24%	14%	43%

1.	For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER CAPITAL INCOME FUND

	Six Months					Year	Year
	Ended					Ended	Ended
	Feb. 28, 2001					Aug . 31,	June 30,
Class B	(Unaudited)	2000	1999	1998	1997	1996 [1]	1996

Per Share Operating Data
Net asset value, beginning of period	$12.76	$13.51	$13.63	$14.01	$11.29	$11.33	$10.21

Income (loss) from investment operations:
Net investment income	.16	.38	.39	.39	.37	.07	.41
Net realized and unrealized gain (loss)	.60	.32	1.03	.40	3.13	(.11)	1.35

Total income (loss) from
investment operations	.76	.70	1.42	.79	3.50	(.04)	1.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.38)	(.37)	(.38)	(.38)	—	(.40)
Distributions from net realized gain	(.51)	(1.07)	(1.17)	(.79)	(.40)	—	(.24)

Total dividends and/or distributions
to shareholders	(.70)	(1.45)	(1.54)	(1.17)	(.78)	—	(.64)

Net asset value, end of period	$12.82	$12.76	$13.51	$13.63	$14.01	$11.29	$11.33

Total Return, at Net Asset Value[2]	6.27%	6.34%	10.22%	5.32%	32.17%	(0.35)%	17.58%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$477	$472	$721	$635	$431	$260	$252

Average net assets (in millions)	$459	$546	$749	$575	$344	$255	$208

Ratios to average net assets:[3]
Net investment income	2.49%	3.01%	2.71%	2.68%	3.16%	2.48%	3.68%
Expenses	1.64%	1.70%	1.69%	1.67%[4]	1.69%[4]	1.76%[4]	1.72%[4]

Portfolio turnover rate	19%	37%	40%	18%	24%	14%	43%

1.	For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

23 OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Six Months						Year	Year
	Ended					Ended	Ended
Feb. 28, 2001						Aug. 31,	June 30,
Class C	(Unaudited)	2000	1999	1998	1997	1996[1]	1996[2]

Per Share Operating Data
Net asset value, beginning of period	$12.76	$13.50	$13.63	$14.02	$11.30	$11.35	$10.76

Income (loss) from investment operations:
Net investment income	.16	.38	.39	.39	.40	.07	.28
Net realized and unrealized gain (loss)	.60	.32	1.02	.40	3.12	(.12)	.88

Total income (loss) from
investment operations	.76	.70	1.41	.79	3.52	(.05)	1.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.37)	(.38)	(.39)	(.40)	—	(.33)
Distributions from net realized gain	(.51)	(1.07)	(1.16)	(.79)	(.40)	—	(.24)

Total dividends and/or distributions
to shareholders	(.70)	(1.44)	(1.54)	(1.18)	(.80)	—	(.57)

Net asset value, end of period	$12.82	$12.76	$13.50	$13.63	$14.02	$11.30	$11.35

Total Return, at Net Asset Value[3]	6.28%	6.40%	10.15%	5.30%	32.31%	(0.44)%	10.50%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$81	$73	$119	$95	$48	$7	$6

Average net assets (in millions)	$75	$85	$120	$77	$25	$7	$3

Ratios to average net assets:[4]
Net investment income	2.50%	3.01%	2.70%	2.68%	3.15%	2.55%	3.53%
Expenses	1.64%	1.70%	1.69%	1.67%[5]	1.69%[5]	1.79%[5]	1.81%[5]

Portfolio turnover rate	19%	37%	40%	18%	24%	14%	43%

1.	For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2.	For the period from November 1,1995 (inception of offering) in June 30, 1996.
3.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4.	Annualized for periods of less than one full year.
5.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Capital Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek as much current income as is compatible with prudent investment. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Structured Notes. The Fund invests in structured notes whose market value and redemption price are linked to the fair value of specific securities. The structured notes are leveraged, which increases the notes’ volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of February 28, 2001, the market value of these securities comprised 0.8% of the Fund’s net assets and resulted in unrealized losses in the current period of $879,224.

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

25 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained

26 OPPENHEIMER CAPITAL INCOME FUND

subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund began amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $1,761,642 decrease to cost of securities and a corresponding $1,761,642 increase in net unrealized appreciation, based on securities held as of December 31, 2000.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2001		Year Ended August 31, 2000
	Shares	Amount	Shares	Amount

Class A
Sold	8,636,879	$109,991,732	19,575,634	$241,088,319
Dividends and/or distributions
reinvested	10,382,215	127,105,230	25,370,714	299,536,203
Redeemed	(14,932,027)	(189,405,243)	(73,658,611)	(888,956,691)

Net increase (decrease)	4,087,067	$47,691,719	(28,712,263)	$(348,332,169)

Class B
Sold	3,200,243	$40,297,410	5,302,692	$64,844,082
Dividends and/or distributions
reinvested	1,942,521	23,591,989	5,572,573	65,132,048
Redeemed	(4,985,652)	(62,951,046)	(27,234,627)	(328,736,892)

Net increase (decrease)	157,112	$938,353	(16,359,362)	$(198,760,762)

Class C
Sold	825,986	$10,432,123	1,053,764	$13,049,521
Dividends and/or distributions
reinvested	308,678	3,748,164	882,449	10,315,715
Redeemed	(581,983)	(7,309,147)	(5,023,386)	(60,664,185)

Net increase (decrease)	552,681	$6,871,140	(3,087,173)	$(37,298,949)

27 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2001, were $548,357,351 and $540,050,261, respectively.

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund’s management fee for the six months ended February 28, 2001 was an annualized rate of 0.52%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]

February 28, 2001	$1,123,786	$333,765	$138,933	$911,351	$55,993

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

February 28, 2001	$3,723	$348,538	$1,360

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

28 OPPENHEIMER CAPITAL INCOME FUND

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended February 28, 2001, payments under the Class A plan totaled $2,724,581 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $177,925 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended February 28, 2001, were as follows:

	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$2,270,264	$1,749,861	$11,538,611	2.42%
Class C Plan	368,785	28,146	1,702,107	2.11

29 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

30 OPPENHEIMER CAPITAL INCOME FUND

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended February 28, 2001 was as follows:

		Call Options		Put Options

	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of
August 31, 2000	10,000	$4,440,183	291	$475,624
Options written	28,615	9,441,278	8,150	3,241,909
Options closed or expired	(32,000)	(11,894,267)	(3,575)	(1,055,757)
Options exercised	(325)	(245,173)	(291)	(475,623)

Options outstanding as of
February 28, 2001	6,290	$1,742,021	4,575	$2,186,153

7. Illiquid or Restricted Securities
As of February 28, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of February 28, 2001, was $47,861,328, which represents 1.59% of the Fund’s net assets, of which $1,638,750 is considered restricted. Information concerning restricted securities is as follows:
Security	Acquisition Date	Cost Per Unit	Valuation Per Unit as of February 28, 2001	Unrealized Appreciation

Stocks and Warrants
Greenpoint Financial Corp.	3/12/99	$30.00	$32.78	$138,750

31 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the six months ended or at February 28, 2001.

9. Subsequent Event
Effective March 1, 2001, Class N shares will be offered.

32 OPPENHEIMER CAPITAL INCOME FUND

SHAREHOLDER MEETING Unaudited

On November 22, 2000, a shareholder meeting was held at which the following Trustees were elected and proposals were approved by shareholders, as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Proposal No. 1
The election of twelve persons named below to serve as Trustee of the Fund until their successors are elected and shall qualify.

Nominee	For		Withheld	Total[1]

William L. Armstrong	117,106,869		3,685,385	120,792,254
Robert G. Avis	116,677,626		4,114,628	120,792,254
George C. Bowen	117,011,479		3,780,775	120,792,254
Edward L. Cameron	117,043,589		3,748,665	120,792,254
Jon S. Fossel	116,784,946		4,007,308	120,792,254
Sam Freedman	116,754,859		4,037,395	120,792,254
Raymond J. Kalinowski	116,566,107		4,226,147	120,792,254
C. Howard Kast	116,413,587		4,378,667	120,792,254
Robert M. Kirchner	116,625,866		4,166,388	120,792,254
Bridget A. Macaskill	116,803,362		3,988,892	120,792,254
F. William Marshall	116,793,542		3,988,712	120,792,254
James C. Swain	116,778,857		4,013,397	120,792,254
	For	Against	Abstain	Total

Proposal No. 2
Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year beginning September 1, 2000.
112,666,527	1,821,095	6,304,633		120,792,255
			Broker
For	Against	Withheld	Non-Votes	Total

Proposal No. 3a
Approval to eliminate the Fund’s fundamental policy on purchasing securities on margin and engaging in short sales.
84,991,078	16,882,080	9,252,248	9,666,849	120,792,255

Proposal No. 3b
Eliminate the Fund’s fundamental policy on investing in warrants and rights.
86,544,790	14,139,188	10,441,428	9,666,849	120,792,255

Proposal No. 3c
Eliminate the Fund’s fundamental policy on purchasing securities of issuers in which officers or trustees have an interest.
83,020,896	19,232,025	8,872,484	9,666,850	120,792,255

Proposal No. 3d
Eliminate the Fund’s fundamental policy on buying securities from or selling securities to any officer or trustee of the Fund or Manager.
81,070,634	21,088,983	8,965,789	9,666,849	120,792,255

Proposal No. 3e
Eliminate the Fund’s fundamental policy on investing in unseasoned issuers.
82,836,995	18,209,536	10,078,874	9,666,850	120,792,255

1. Due to rounding with respect to the number of shares voted for each Trustee, the aggregate total of the “For” and “Withheld” columns will differ by one (1) full share from the total of shares voted overall.

33 OPPENHEIMER CAPITAL INCOME FUND

SHAREHOLDER MEETING Unaudited / Continued

Nominee/Proposal	For	Against	Withheld	Broker Non-Votes	Total

Proposal No. 3f
Eliminate the Fund’s fundamental policy on investing in a company for the purpose of acquiring control.
	87,273,634	14,498,183	9,353,589	9,666,849	120,792,255

Proposal No. 3g
Eliminate the Fund’s fundamental policy on maintaining the Fund’s business as an investment company.
	85,977,694	15,553,801	9,593,911	9,666,849	120,792,255

Proposal No. 3h
Eliminate the Fund’s fundamental policy on acceptance of share purchase price.
	87,766,399	11,740,258	11,618,748	9,666,850	120,792,255

Proposal No. 4
Approval of changes to four of the Fund’s fundamental investment restrictions to permit the Fund to partici-
pate in an inter-fund lending arrangement.
	86,742,257	13,809,453	10,573,696	9,666,849	120,792,255

Proposal No. 5
Approval of authorizing the Trustees to adopt an Amended and Restated Declaration of Trust.
	89,394,751	10,451,012	11,279,642	9,666,850	120,792,255

34 OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Jr., Trustee
Michael S. Levine, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Custodian of	The Bank of New York
Portfolio Securities

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

The financial statements included herein have been taken from the records of the fund without examination of those records by the independent auditors.
For more complete information about Oppenheimer Capital Income Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call
OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the
OppenheimerFunds Internet website at www.oppenheimerfunds.com.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

35 OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMERFUNDS FAMILY

Global Equity	Developing Markets Fund	Global Fund
	International Small Company Fund	Quest Global Value Fund
	Europe Fund	Global Growth & Income Fund
International Growth Fund

Equity	Stock	Stock & Bond
	Emerging Technologies Fund	Main Street® Growth & Income Fund
	Emerging Growth Fund	Quest Opportunity Value Fund
	Enterprise Fund	Total Return Fund
	Discovery Fund	Quest Balanced Value Fund
	Main Street® Small Cap Fund	Capital Income Fund
	Small Cap Value Fund[1]	Multiple Strategies Fund
	MidCap Fund	Disciplined Allocation Fund
	Main Street® Opportunity Fund	Convertible Securities Fund
	Growth Fund	Specialty
	Capital Appreciation Fund	Real Asset Fund®
	Large Cap Growth Fund	Gold & Special Minerals Fund
Value Fund[2]
Quest Capital Value Fund
Quest Value Fund
Trinity Growth Fund
Trinity Core Fund
Trinity Value Fund

Income	Taxable	Municipal
	International Bond Fund	California Municipal Fund[4]
	High Yield Fund	Florida Municipal Fund[4]
	Champion Income Fund	New Jersey Municipal Fund[4]
	Strategic Income Fund	New York Municipal Fund[4]
	Bond Fund	Pennsylvania Municipal Fund[4]
	Senior Floating Rate Fund	Municipal Bond Fund
	U.S. Government Trust	Intermediate Municipal Fund
Limited-Term Government Fund
Capital Preservation Fund[3]
Rochester Division
Rochester Fund Municipals
Limited Term New York Municipal Fund

Select Managers	Stock	Stock & Bond
	Mercury Advisors Focus Growth Fund	QM Active Balanced Fund[3]
Gartmore Millennium Growth Fund
Jennison Growth Fund
Salomon Brothers Capital Fund
Mercury Advisors S&P 500® Index Fund[3]

Money Market[5]	Money Market Fund	Cash Reserves
1.	The Fund’s name was changed from “Oppenheimer Quest Small Cap FundSM ” on 3/1/01.
2.	The Fund’s name was changed from “Oppenheimer Disciplined Value Fund” on 2/28/01.
3.	Available only through qualified retirement plans.
4.	Available to investors only in certain states.
5.	An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share,it is possible to lose money by investing in these funds.

36 OPPENHEIMER CAPITAL INCOME FUND

INFORMATION AND SERVICES

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RS0300.001.0201 April 27, 2001